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                                                                   EXHIBIT 10.20



                    CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.



                       RESEARCH AND DEVELOPMENT AGREEMENT

         This RESEARCH AND DEVELOPMENT AGREEMENT ("Agreement") is made as of this 10th day of March, 1997 (hereinafter "Effective Date") by and between DEBIOPHARM S.A., having its principal place of business at 17, rue des Terreaux, CH-1000 Lausanne 9, Switzerland ("Debio") and Dyax Corp., having its principal place of business at One Kendall Square, Bldg. 600, 5th Floor, Cambridge, Massachusetts, 02139, USA ("Dyax") with respect to the following facts:

                                   WITNESSETH:

         WHEREAS, Dyax possesses certain know-how and proprietary rights, including patents (granted and pending) concerning the identification, production and purification of EPI-HNE4, an inhibitor of human neutrophil elastase, and of other molecules with similar anti- neutrophil elastase activity;

         WHEREAS, Debio possesses expertise in the development and registration of therapeutic products and wishes to conduct certain "Research," as defined herein, concerning EPI-HNE4 for the purpose of determining whether EPI-HNE4 has therapeutic potential in humans; and

         WHEREAS, both Dyax and Debio wish to enter into a Research and Development Agreement, governing the "Research" to be conducted by Debio, which will then provide Debio with the exclusive option to license certain exclusive rights to develop and distribute EPI-HNE4 within certain geographic markets;

         NOW, THEREFORE, Dyax and Debio agree as follows:

1.       DEFINITIONS AND INTERPRETATIONS.

         Terms, when used with initial capital letters, shall have the meanings set forth below or at their first use when used in the Agreement.

         1.1 "Affiliates" means any corporation or other business entity controlled by, controlling, or under common control with or by either party to this Agreement. For this purpose, "control" means direct or indirect beneficial ownership of more than fifty percent (50%) of the voting stock, or more than fifty percent (50%) interest in the income, of a party or such corporation or other business.


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           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
      SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

         1.3 "Confidential Information," as used herein shall mean each party's confidential information, know-how or data, and includes manufacturing, marketing, personnel and other business information and plans, whether in oral, written graphic or electronic form, and which is identified as confidential. Confidential information shall not be deemed confidential, and the receiving party shall have no obligation with respect to any information which is (a) known by the receiving party prior to disclosure by the furnishing party, and reduced to writing by the receiving party, (b) information which is in the public domain or subsequently enters the public domain through no fault of either party,
         (c) information that is received by the receiving party from an independent third party with the lawful right to disclose. All test and development data, processes, methods and other technology developed by Debio pursuant to the Agreement shall also be "Confidential Information".

         1.4 "Debio" shall mean Debiopharm S.A. and Affiliates.

         1.5 Dyax" shall mean Dyax Corp. and Affiliates, and their successors and assigns.

         1.6 "EPI-HNE" shall mean molecules, *************** described in the Dyax patent application designated LEY-1PCT in Exhibit A.

         1.7 "EPI-HNE Patent Rights" shall mean the patent applications listed as Exhibit A, attached hereto and hereby made a part hereof and any and all continuations, divisions, renewals, reissues, reexaminations, continuations-in-part and extensions corresponding thereto, and any patents issuing therefrom.

         1.8 "Know-How" shall mean any and all technical information, test and development data, formulations, processes, ideas, protocols, regulatory files and the like, which is non-patentable and discovered or developed pursuant to the Research.

         1.9 "Product" means any pharmaceutical formulation containing EPI-HNE for use in the Field of Use (as defined in Section 15.2), pursuant to EPI-HNE Patent Rights.

         1.10 "Research" by Debio shall mean the procurement, investigation and study of EPI-HNE4 for the purposes of determining whether EPI-HNE4 has therapeutic potential in humans for the treatment of cystic fibrosis, ARDS, or chronic obstructive pulmonary diseases, such as emphysema and chronic bronchitis, all as set forth in the Research Plan in Exhibit B, attached hereto and hereby made a part hereof.

         1.11 "Revenues" shall mean the *************** from the commercial use or sale of Product, including all payments from sublicensees, less the following items: (a) ***************,

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          CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


         (b) payments ***************, and (c) payments *************** (and
         ***************).

         1.12 "Territory" means the countries of the European Union, *************** in which Dyax may grant rights to Debio pursuant to
         Article 15.2.2

2.       THE DEVELOPMENT AND EVALUATION WORK PHASE.

         2.1 SCOPE OF AGREEMENT.

         2.1.1 OBLIGATION OF DYAX. To facilitate the Research, Dyax shall provide *************** for use solely in performance of the Research, under the conditions set forth herein. Dyax shall also provide available information developed by Dyax and third parties concerning the therapeutic potential of EPI-HNE in humans.

         2.1.2 OBLIGATION OF DEBIO. Debio agrees to perform the Research in accordance with the Research Plan, as may be amended from time to time by mutual agreement of the parties. The Research shall be conducted
         ***************.

         2.1.3 RECORDKEEPING BY DEBIO. Debio agrees to maintain records, in accordance with generally accepted accounting practices in Switzerland, of its research and development costs in performing the Research Plan. In the event such costs are relevant to Revenue sharing in accordance with Sections 4.4.1 or 15.3, Dyax shall have the right from time to time to audit such records using an independent accountant.

         2.2 DUE DILIGENCE AND WORKMANSHIP. Debio shall use its best efforts to conduct the Research in accordance with Good Clinical Practices and to deliver to Dyax reports of the results. However, the parties agree that the results of the Research cannot be accurately predicted, and that Debio does not warrant or guarantee that the Research will yield any useful or anticipated results. The sole obligation of Debio is to diligently pursue the activities pursuant to the Research.

         2.3 DEVELOPMENT AND EVALUATION PHASE RESEARCH LICENSES.

         2.3.1 LICENSE TO DEBIO. For the term of this Agreement only and as reasonably necessary to perform the Research (and with no commercial rights), Dyax grants to Debio an exclusive royalty-free license under the EPI-HNE Patent Rights, Dyax Know-How, EPI-HNE4 Materials and rights arising under Section 4.1 herein in the Field of Use for the Territory.

         2.3.2 To the best of Dyax's knowledge up to the Effective Date, the EPI-HNE Patent Rights are valid and effective, as shown in Exhibit A, has been properly filed, prosecuted and/or issued in the respective offices and jurisdictions, and all applicable fees due and payable have been paid.

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



         2.3.3 In the event that any of the EPI-HNE Patent Rights under Exhibit A should not be granted or established by reasonable proof to Debio's satisfaction, Debio may either terminate this Agreement under Section
         8.1 or negotiate a license agreement with the relevant third party, in its sole discretion, to conduct the Research.

3.       TRANSFER AND HANDLING OF MATERIALS.

         3.1 Debio shall use the EPI-HNE4 Materials and Dyax Confidential Information solely for the purposes specified in this Agreement and for no other purpose, including without limitation, use in any research activities other than those which relate directly to the purposes specified herein, or for any commercial purpose. Such use shall be in compliance with all applicable laws and regulations. Upon conclusion of the Research, Debio shall return or destroy, as directed by Dyax, all unused EPI-HNE4 Materials. Debio shall not sell, transfer, disclose or otherwise provide access to the EPI-HNE4 Materials or Dyax Confidential Information, any method or process relating thereto or any material that could not have been made but for the foregoing, to any person or entity without the prior express written consent of Dyax, except that Debio may allow access to the EPI-HNE4 Materials to employees or agents for purposes consistent with the Agreement. Debio will make diligent efforts to ensure that such employees and agents will use the EPI-HNE4 Materials in a manner that is consistent with the terms of the Agreement. Dyax shall use Debio Know-How solely for the purposes specified in this Agreement and for no other purpose.

         3.2 Upon termination of the Agreement and except as provided under any license agreement, Debio shall immediately cease all use, including, without limitation, research and commercial use, of the EPI-HNE4 Materials and Dyax Confidential Information and shall, according to Dyax's instructions, destroy or return the EPI-HNE4 Materials and any copies or replications thereof, under the control of Debio.

         3.3 Debio acknowledges and agrees that the EPI-HNE4 Materials may have biological and/or chemical properties that are unpredictable and unknown at the time of transfer and that they are to be used with caution and prudence.

         3.4 Title to and ownership rights in the EPI-HNE4 Materials shall remain with Dyax and Debio will acquire no title thereto as a result of this Agreement.

4.       OWNERSHIP OF RESULTS.

         4.1 PATENTABLE INVENTIONS. Unless otherwise agreed to by the parties in any license or other agreement, all patentable inventions, improvements and any patent rights appurte- nant thereto, conceived and reduced to practice pursuant

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           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
      SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

         to the Research shall be owned jointly where created jointly or solely by each party where so created. Licenses to any such inventions, improvements and patent rights, however owned, shall be governed by the terms of this Agreement and/or any future license agreement pertaining to such rights.

         4.1.1 If either party identifies or becomes aware of a patentable invention, that party shall promptly submit a written description of the subject matter of such invention to the other party. With regard to inventions with application to the Research or future products within the Field of Use, *************** shall have primary responsibility for determining whether to file patent applications in the Territory, and shall be responsible for determining the timing and scope of a patent application and for selecting the countries for filing, and for the filing, prosecution and maintenance of such patent application and all patents issuing therefrom. Debio and Dyax shall provide to each other all necessary cooperation relating to the filing, prosecution and maintenance of such patent applications. All expenses for such matters in the Territory shall be borne by ***************.

4.2 KNOW-HOW. Subject to Section 8 and unless otherwise agreed to by the parties, ***************.

         4.3 COOPERATION. Both Debio and Dyax undertake to promptly notify the other of any patentable invention, as described in Section 4.1, and to cause their respective employees to sign and complete all such deeds, documents, patent applications, assignments, and other instruments and to do all such acts and things as are necessary to give full force and effect to the terms and conditions contemplated by the Agreement and to makesuch terms and conditions binding on their respective employees.

         4.4 RIGHTS OF DYAX. Subject to Debio's rights to add additional countries to its license pursuant to Section 15.2.2, as for all patentable inventions and Know-How conceived as a result of the Research and owned solely or jointly by Debio and subject to restrictions imposed by any government source of grant monies received by Debio after the Effective Date:

         4.4.1 Outside of the Territory for all therapeutic uses, Dyax shall have an exclusive license with the right to grant sublicenses; provided that for any patentable invention and Know-How solely owned by Debio, Dyax shall pay Debio ***************; and

         4.4.2 Throughout the world for all non-therapeutic uses, Dyax shall have a royalty free exclusive license with the right to grant sublicenses.

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           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
      SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

5.       ADMINISTRATION AND INDEMNIFICATION.

         5.1 REPRESENTATIVES. Debio and Dyax will designate a person or persons of their choice to act representatives during the term of this Agreement. Dyax designates Dr. Edward Cannon and Debio designates Neil
         L. Brown to act as representatives under this Agreement. Each party may change its representative upon reasonable notice to the other party.

         5.2 REPORTS AND ACCESS TO DATA. The parties agree to provide each other with written detailed Research Status Reports no less frequently than *************** and to provide the other with access to all Know-How and any information related to any pre-clinical or clinical investigations developed from the Research.

         5.3 INSURANCE AND INDEMNIFICATION.

         5.3.1 Debio shall indemnify and hold harmless Dyax, its employees and agents against all third party actions, proceedings, claims, demands, losses, costs, damages or expenses whatsoever which may be brought against or suffered by Dyax or which Dyax may sustain as a result of use of Product for testing in or treatment of humans by Debio or under Debio's supervision.

         5.3.2 Both Dyax and Debio agree that ***************, the Research or any other work performed under this Agreement, except as provided for under Section 5.3.1 or where losses, costs, damages or expenses are the result of the willful breach of any term hereof by the other party, or by the other party's servants, agents, employees or subcontractors. Each party shall indemnify and hold harmless the other party, its employees and agents against all third party actions, proceedings, claims, demands, losses, costs, damages or expenses whatsoever which may be brought against or suffered by the other party or which such party may sustain, as a result of willful breach of any term hereof by the indemnifying party. Such indemnification will survive termination of the Agreement.

         5.3.3 Each party undertakes to notify the other party if it has any reason to believe that the use of EPI-HNE, EPI-HNE4 Materials, or Confidential Information could result in a claim by any third party, and the parties agree that in such case they shall consult in good faith to take such remedial actions that are necessary to avoid such liability.

         5.3.4 *************** shall take reasonable action to institute and prosecute legal proceedings against third parties who infringe patents from the EPI-HNE Patent Rights, or to otherwise defend any issued patent rights for EPI-HNE4, in the Fields of Use in the Territory. Any such action, taken

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           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
      SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

         under this paragraph, shall be at *************** expense. *************** shall, if requested by *************** and at
         *************** expense, assist in the prosecution of such action.

         5.4 STEERING COMMITTEE.

         5.4.1 The parties agree to form a Steering Committee to oversee the Research and to undertake a development program to exploit all indications for EPI-HNE ***************. The Steering Committee shall be composed of two representatives of Debio and two representatives of Dyax. Such Committee shall meet at least every six months (more frequently, if deemed necessary by at least two members of the Committee) to discuss the progress of the Research and to consider options for development of new indications. Representatives may be accompanied at such meetings by consultants and experts bound by appropriate confidentiality agreements who may participate, but may not vote at said meetings. Decisions of the Steering Committee shall be made by a vote of three or more representatives of the parties. Each party shall bear their own respective travel and accommodation expenses, as well as all fees and costs incurred by their consultants associated with attending such meetings.

6.       CONFIDENTIALITY.

         6.1 The parties agree that Confidential Information exchanged during the course of the Agreement will be accorded confidential treatment and shall not be used for any other purpose than the performance of this Agreement for a period of *************** from the expiration or termination of the Agreement. Debio and Dyax may disclose confidential information to candidate sublicensees solely for the purpose of entering into a business relationship subject to these candidate sublicensees entering into confidentiality and non-use agreements no less restrictive than the terms and conditions of Section 6.1.

7.       GENERAL PROVISIONS.

         7.1 NOTICES. Notices required or permitted to be made or given to either party hereto pursuant to this Agreement shall be sufficiently made or given on the date of mailing if sent to such party by certified or registered mail, postage prepaid, addressed to it at its address set forth or to such other address as it shall designate by written notice to the other party as follows:

         In the case of Dyax:

                  Dyax Corp.
                  One Kendall Square, Bldg. 600, 5th Floor
                  Cambridge, Massachusetts  02139
                  Attn: EDWARD CANNON



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         In the case of Debio:

                  Debiopharm S.A.
                  17, rue des Terreaux
                  Case Postale 211
                  CH-1000 Lausanne 9
                  Switzerland
                  Attn: LEGAL DEPARTMENT

        Copies to:

                  Kostopulos & Associates
                  205 S. Whiting St., Suite 201
                  Alexandria, VA 22304
                  Attn: N. PETER KOSTOPULOS
                  Telecopier: (703) 751-2807

8. TERMINATION. The Agreement can be terminated at anytime depending upon the following circumstances:

         8.1 The Agreement can be terminated by Debio alone, at any time upon three (3) months written notice to Dyax.

         8.2 In the event that the Agreement is terminated by Debio under
         Section 8.1 or by Dyax under Section 8.3, all rights granted to Debio under Section 2.3.1 shall revert to Dyax. The parties shall meet immediately to negotiate an assignment to Dyax to all Know-How under Sections 4.1 and 4.2, information under Section 5.2, and all regulatory filings. With respect to the assignment of any patentable inventions and/or patent filings which are solely owned by Debio, the amounts and details will be negotiated in good faith by Debio and Dyax.

         8.3 In the event of any breach of any material term or condition of this Agreement by either party, the non-breaching party shall give sixty (60) days written notice to the breaching party to correct such breach, along with a written explanation supporting its reasons for termination. In the event the breach is not cured with the sixty-day period, the non-breaching party shall have the following rights:

         8.3.1 immediately terminate and/or modify this Agreement; provided, however the non-breaching party shall continue to have all rights under this Agreement, including the right to conduct Research under 2.3.1 and the right to use all patentable inventions under Section 4.1, all know-how under Section 4.2, information under Section 5.2, and all regulatory filings, as well as the license options under Section 15; all of which, under terms and conditions no less favorable than provided for under this Agreement;

         8.3.2 receive losses and damages sustained as a result of the breach(s) by the breaching party, unless otherwise excluded or limited by a provision of the Agreement.

9. TERM OF AGREEMENT. Unless terminated earlier pursuant to Section 8 or other mutual agreement, this Agreement shall commence


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upon the Effective Date and shall terminate upon the expiration of the option set forth in Section 15. Sections 4.1, 4.4 5.2, 5.3, 6 and 7.1 shall survive expiration or termination of the Agreement.

10. INDEPENDENT CONTRACTOR. The relationship of Debio and Dyax under this Agreement is intended to be that of an independent contractor. Nothing contained in this Agreement is intended or is to be construed so as to constitute the undersigned parties as partners or either party hereto as an agent or employee of the other. Neither party has any express or implied right or authority under this Agreement to assume or create any obligations on behalf of or in the name of the other, or to bind the other party hereto to any contract, agreement or undertaking with any third party.

11. COMPLETE AGREEMENT. The parties hereto acknowledge that this document sets forth the entire agreement and understanding of the parties, except for pre-existing confidentiality obligations between the parties, and supersedes all prior written or oral agreements or understandings with respect to the subject matter hereof. No modification of this Agreement shall be deemed to be valid unless in writing and signed by both parties.

12. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the successors or permitted assignees of each of the parties, and may not be assigned or transferred by either party without the prior written consent of the other.

13.     LAW GOVERNING AND DISPUTE RESOLUTION.

        13.1 This Agreement shall be governed by and construed under the laws of the Commonwealth of Massachusetts.

        13.2 In the event the parties are unable to resolve a dispute, the parties shall engage a single mediator acceptable to both parties. Said mediator will immediately meet with Senior Vice Presidents of both parties to discuss the basis for the dispute and to attempt to resolve the dispute.

        13.3 Any dispute, controversy or claim arising under, out of or relating to this Agreement and any subsequent amendments of this Agreement, including, without limitation, its formation, validity, binding effect, interpretation, performance, breach or termination, as well as non contractual claims, shall be referred to and finally determined by arbitration in accordance with the WIPO Arbitration Rules. The arbitral tribunal shall consist of three arbitrators. The place of arbitration shall be Geneva, Switzerland. The language to be used in the arbitral proceedings shall be English.

14. EXECUTION. This Agreement shall be executed in two (2) counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

15. OPTION TO OBTAIN LICENSE. Dyax hereby grants to Debio an option to enter into an exclusive license to manufacture, have manufactured, use and sell EPI-HNE products in the Territory (the "License Agreement"), for a period of three (3) years after the Effective Date subject to extension until completion of the


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           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
      SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

*************** in the Research Plan if such *************** has been started (the "Option Period"). Debio shall not *************** to Dyax for entering into the License Agreement. Such a license with Debio shall include, among other things, the following terms:

         15.1 DEFINITIONS. The license agreement shall incorporate definitions from the Research and Development Agreement, plus additional definitions deemed appropriate by the parties.

         15.2 GRANT OF RIGHTS Dyax shall grant exclusive rights, including the right to sublicense, to make, have made, use and sell Product, under the EPI-HNE Patent Rights, Dyax Know-How, inventions and know-how developed under Sections 4.1 and 4.2 in this Agreement, for the following therapeutic uses: ***************, such as ***************
         ("Field of Use").

         15.2.1 OTHER INDICATIONS. Debio shall have the *************** a license in the Territory for the rights to any other therapeutic indication outside of the Field of Use, provided that a third party does not already control the licensing of such rights.

         15.2.2 ADDITIONAL COUNTRIES. *************** and rights to commercialize EPI-HNE in the Field of Use *************** outside the Territory *************** Dyax shall grant Debio a *************** to such other countries. Dyax will *************** to Debio of *************** (***************). Debio shall *************** after the *************** during which ***************. If Debio
         ***************, Dyax shall *************** and to ***************.
         Before *************** with ***************, Dyax ***************.

         15.3 ROYALTIES.

         15.3.1 PAYMENTS TO DYAX. As to rights granted by Dyax to Debio, Debio shall pay Dyax *************** of all Revenues received by Debio in the Field of Use in the Territory. Prior to sharing such Revenues with Dyax, Debio shall be entitled to *************** equal to ***************. In the event that ***************, the parties agree
         ***************.

         15.3.2 DURATION OF PAYMENTS. Payments under 15.3.1 shall continue on a country-by-country basis until the expiration or finally determined invalidity of all patents, granted or to be granted, covering the products for which Revenues are being received in each country, or for *************** from the first Commercial Sale of Product in each country, whichever is longer, provided that revenues are being received on the Product.

         15.4 TERRITORY. The territory will be the same geographic areas as defined in the Agreement.

         15.5 EXERCISE OF THE OPTION. At any time during the Option Period, Debio may notify Dyax that Debio exercises the

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         CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

         option. Debio and Dyax shall then meet at their mutual convenience to negotiate in good faith the remaining terms of the License Agreement.

         15.5.1 If Debio and Dyax have not signed the License Agreement within *************** from the exercise of the option, either party may refer the matter to mediation followed, in the absence of an agreement, by arbitration.

         15.5.2 The License Agreement will be effective no later than *************** after the commencement of the mediation, even if the final agreement is reached later or the final decision is rendered later.

         15.5.3 MEDIATION. Any disagreement as to the terms of the License Agreement shall be submitted to mediation in accordance with the WIPO Mediation Rules. The place of mediation shall be Geneva. The language to be used in the mediation shall be English.

         15.5.4 ARBITRATION. If, and to the extent that, any such disagreement as to the terms of the License Agreement has not been settled pursuant to the mediation within *************** of the commencement of the mediation, it shall, upon the filing of a Request for Arbitration by either party, be referred to and finally determined by arbitration in accordance with the WIPO Expedited Arbitration Rules. Alternatively, if, before the expiration of the said period of ***************, either party fails to participate or to continue to participate in the mediation, the disagreement as to the terms of the License Agreement shall, upon the filing of a Request for Arbitration by the other party, be referred to and finally determined by arbitration in accordance with the WIPO Expedited Arbitration Rules. The place of arbitration shall be Geneva. The language to be used in the arbitral proceedings shall be English.

         15.5.4.1 Within a short period to be fixed by the Arbitral Tribunal, each party shall submit to the Arbitral Tribunal a full proposal for the License Agreement, which will not be communicated to the other party. The Arbitral Tribunal shall then decide which of the two proposals is closer to the common intent of the parties as evidenced by documentary record between the two parties, including, but not limited to the research and development program and correspondence between the parties. The Arbitral Tribunal is authorised to decide ex_aequo et bono. The Arbitral Tribunal may not take some terms in one proposal and some other terms in the other proposal, but shall choose one proposal and decide that it shall constitute the License Agreement deemed entered into by the parties.

16.      FORCE MAJEURE.


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         16.1 Neither party shall be liable for a failure to comply with a provision herein, if it is prevented from performing the said provision because of force majeure, this notion being defined as an event beyond the control of the parties hereto and independent from their will including, but not limited to, strikes or other labor trouble, war, insurrection, fire, flood, explosion, discontinuity in supply of power, court order or governmental interference.

         16.2 Despite the event of force majeure, either party hereto shall undertake reasonable efforts to comply to the extent possible with its obligations vis-a-vis the other party, pursuant to this Agreement.

         16.3 The party invoking an event of force majeure must notify it forthwith to the other party, and must specify which one or ones of its obligations it is being prevented from complying with, and the nature of force majeure, and must give an estimate of the period during which it is likely that it shall be prevented from complying with the said obligation or obligations.

17.      MISCELLANEOUS.

         17.1 In the event that, during the duration of this Agreement, the regulations in force at the time of its execution are drastically modified, or in the event that the data on which the parties hereto relied to enter into this Agreement change in such a manner that one party shall suffer severe hardship, which could not reasonably be foreseen as of the date on which this Agreement was executed, the parties hereto shall then meet and adapt the conditions of this Agreement to the new situation, in a manner equitable to both parties.

         17.2 If any provision of this Agreement should be or become fully or partly invalid or unenforceable for any reason whatsoever or should violate any applicable law, this Agreement is to be considered divisible as to such provision and such provision is to be deemed deleted from this Agreement, and the remainder of this Agreement shall be valid and binding as if such provision were not included therein. There shall be substituted for any such provision deemed to be deleted a suitable provision which, as far as is legally possible, comes nearest to the sense and purpose of the stricken provision.

         17.3 Failure by any party to enforce any term or provision of this Agreement in any specific instance or instances hereunder shall not constitute a waiver by such party of any such term or provision, and such party may enforce such term or provision in any subsequent instance without any limitation or penalty whatsoever.

         17.4 The headings set forth in this Agreement are for convenience only and do not qualify or affect the terms or conditions of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.


DEBIOPHARM S.A.                              DYAX CORP.


By:  /s/ R.R. Mauvernay                      By:  /s/ L. Edward Cannon
    ------------------------------               -------------------------------
    11/3/97                                      3/3/97

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                        EXHIBIT A - EPI-HNE Patent Rights




CONFIDENTIAL

DYAX NEUTROPHIL ELASTASE INHIBITOR PATENT RIGHTS

==============================================================================
COUNTRY              APPLICATION NO.        FILING DATE              STATUS
------------------------------------------------------------------------------
US                   ***************        ***************          Abandoned
(Ladner 7C)                                                          in favor

                                                                     of US

                                                                     *********
                                                                     ******
------------------------------------------------------------------------------
Canada               ***************        ***************          Pending
(Ladner 7C)

------------------------------------------------------------------------------
EPO                  ***************        ***************          Pending
(Ladner 7C)

------------------------------------------------------------------------------
Japan                ***************        ***************          Pending
(Ladner 7C)

------------------------------------------------------------------------------
PCT                  ***************        ***************

(Ladner 7C)

------------------------------------------------------------------------------
US                   ***************        ***************          Allowed
(Ley 1)
------------------------------------------------------------------------------
PCT                  ***************        ***************          Will go
(Ley 1A)                                                             national
                                                                     6/16/97
==============================================================================


*        Priority applciations: USSN *************** filed ***************
         (Ladner 7 which issued as US Patent 5,223,409) and USSN ************ filed *************** (Ladner 9 abandoned in favor of **************)